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                                                                  EXHIBIT 10.6.3


                           DIVIDEND CAPITAL TRUST INC.
                        INDEPENDENT DIRECTOR WARRANT PLAN


                                   ARTICLE I
                              PURPOSE OF THE PLAN

         The Board of Directors of Dividend Capital Trust Inc. (the "Company") has determined that it is in the best interests of the Company to issue a Warrant to purchase one share of Common Stock for every 25 shares of Common Stock purchased in the future by each of the Independent Directors of the Company. The Company proposes to issue up to 50,000 shares of its Common Stock upon the exercise of Warrants issued pursuant to this Plan. Therefore, the Board, in order to provide for the above, has adopted this Plan on the date set forth herein.


                                   ARTICLE II
                                SCOPE OF THE PLAN

         2.1 Definitions. Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

         (a) "Affiliate" means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by or under common control with another person or entity; (ii) any person or entity directly or indirectly owning, controlling, or holding, with power to vote, ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, general partner or trustee of such person or entity; (iv) any person ten percent (10%) or more whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other person; and (v) if such other person or entity is an officer, director, general partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Common Stock" means the common stock of the Company, par value $0.01 per share, issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

         (d) "Exercise Price" means the exercise price of a Warrant as described in Section 2.6 of this Plan.

         (e) "Expiration Date" shall be the earlier of (i) 5:00 p.m. Mountain Standard Time on the fifth anniversary of the date of Listing, (ii) the date of removal "for cause" of the Independent Director to whom a particular Warrant was issued, or (iii) three months following the date the Independent Director to whom a particular Warrant was issued ceases to be a director of the Company for any reason, except for death or disability. An Independent Director is removed "for cause" upon his or her gross negligence or willful misconduct in the execution of his or her


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duties, or upon his or her conviction of, or entry of a plea of guilty or nolo contendere to, any felony or act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.

         (f) "Independent Director" means a member of the Board who is not, and within the last two years has not been, directly or indirectly, associated with Dividend Capital Advisors Inc. (the "Advisor") or Dividend Capital Property Management LLC (the"Manager") or any of their Affiliates by virtue of (i) ownership of an interest in the Advisor or the Manager or any of their Affiliates, (ii) employment by the Advisor or the Manager or any of their Affiliates, (iii) service as an officer or director of the Advisor or the Manager or any of their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by the Advisor or its Affiliates, or
(vi) maintenance of a material business or professional relationship with the Advisor or the Manager or any of their Affiliates. An indirect relationship shall include circumstances in which a director's spouse, parents, children, siblings, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisors or the Manager or any of their Affiliates. A business or a professional relationship is considered material if gross revenue derived by the director from the Advisor or the Manager or Affiliates thereof exceeds five percent (5%) of either the director's annual gross revenue during either of the last two years or the director's net worth determined on a fair market value basis.

         (g) "Listing" means the listing of the Shares for trading on a nationally recognized securities exchange or quotation of the Shares on NASDAQ or an over-the-counter bulletin board.

         (h) "Plan" means this Independent Director Warrant Plan as adopted by the Board as set forth herein and as amended from time to time.

         (i) "Shares" means shares of Common Stock issuable under this Plan.

         (j) "Warrant" means the right to purchase one Share under the terms and conditions set forth in this Plan.

         2.2 Issuance of Warrants. There are hereby authorized 50,000 Warrants, each of which may be exercised to purchase one Share. The Company shall issue one Warrant for every 25 shares of Common Stock purchased by one of the Independent Directors, commencing upon the effective date of this Plan, and continuing until the earlier to occur of (i) the date of termination of this Plan by action of the Board or otherwise, or (ii) 5:00 p.m. Mountain Standard Time on the date of Listing.

         2.3 Form of Warrants. The Company shall not issue any certificates evidencing the Warrants. Instead, the Warrants shall be issued in book-entry form only on the books and records of the Company effective on the date the Independent Director purchased the shares of Common Stock which create the right to an issuance of a Warrant under this Plan. The Company shall maintain or cause to be maintained books for registration of ownership and transfer of ownership of the Warrants issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrants and the number of Warrants held. The Company may deem and treat the registered holder of a Warrant as the absolute owner thereof,


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for the purpose of any exercise of such Warrants and for all other purposes.
Notwithstanding the foregoing, the Board may, in its discretion, elect to issue certificates representing the Warrants in such form as may be approved by the Board.

         2.4 Nontransferability of Warrants. No Warrant awarded under this Plan shall be transferable by an Independent Director otherwise than by will or, if the Independent Director dies intestate, by applicable laws of descent and distribution. All Warrants exercised during the Independent Director's lifetime shall be exercised only by the Independent Director or his legal representative.

         Any transfer contrary to this Section 2.4 will nullify and render void the Warrant. Notwithstanding any other provisions of this Plan, Warrants granted under this Plan shall continue to be exercisable in the case of death or disability of the Independent Director for a period of one year after the death or disabling event, provided that the death or disabling event occurs while the person is an Independent Director.

         2.5 Legend on Shares. Each certificate (if any) for Shares issued upon exercise of a Warrant, unless at the time of exercise such Shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), shall bear the following legend:

"NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY REGISTRATION IS NOT REQUIRED.

         "Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of such counsel as shall be reasonably approved by the Company, the securities represented thereby no longer need be subject to such restrictions. Each certificate for Shares issued shall also bear any legends required by the Company's Articles of Incorporation and the transferability of the certificate and the Shares represented thereby shall be subject to the restrictions contained in the Company's Articles of Incorporation.

         2.6 Exercise, Exercise Price and Duration of Warrants. Subject to the provisions of this Plan, the holder of a Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to that holder) one fully paid and non-assessable Share for each Warrant at an Exercise Price of $12.00 per share (subject to adjustment as provided in Section 2.8 hereof). A Share shall be issued upon the Company's receipt of a Form of Election to Exercise provided by the Company duly completed and executed, and payment of the Exercise Price in lawful money of the United States of America in cash or by cashiers' or certified check payable to the Company on any business day prior to the Expiration Date. The Warrants shall be so exercisable either as an entirety or from time to time in part at the election of the registered holder thereof. In the event that fewer than all Warrants are exercised at any time prior to the Expiration Date, the books and records of the Company shall continue to reflect the Warrants not so exercised.


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         No payments or adjustments shall be made for any cash dividends, whether paid or declared, on Shares prior to exercise of a Warrant.

         No fractional Shares shall be issued upon exercise of a Warrant, but, in lieu thereof, there shall be paid to the registered holder of the Warrant or other person designated on the Form of Election to Exercise, as soon as practicable after date of exercise, an amount in cash equal to the fraction of the fair market value of a Share which is equal to the fraction of a Share otherwise issuable upon the exercise of such Warrant.

         Shares shall be deemed to have been issued, and any person so designated by the registered holder shall be deemed to have become the holder of record of a Share, as of the date of the exercise of the Warrant to which the Share relates and payment of the appropriate Exercise Price; provided, however, if the date of exercise of a Warrant shall occur within any period during which the transfer books for the Common Stock are closed for any purpose, such person shall not be deemed to have become a holder of record of a Share until the opening of business on the day of reopening said transfer books.

         Notwithstanding any other terms or provisions of this Plan to the contrary, no Warrant may be exercised if, in the opinion of the Company's counsel, such exercise would jeopardize the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended.

         2.7 Reservation of Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, through the close of business on the Expiration Date, the number of Shares deliverable upon the exercise of all outstanding Warrants.

         The Company covenants that all Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Plan, be fully paid and non-assessable.

         2.8 Adjustment of Exercise Price and Number of Shares Purchasable. The Exercise Price and the number of Shares which may be purchased upon the exercise of each Warrant are subject to adjustment from time to time after the date hereof as hereinafter set forth. If the outstanding Shares are (i) increased or decreased, or (ii) changed into, or exchanged for, a different number or kind of Shares or securities of the Company, through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of Shares that may be issued pursuant to a Warrant. A corresponding adjustment to the consideration payable with respect to all Warrants granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Warrant not exercised.

         Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon sale of all or substantially all of the Company's property,


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the Plan shall terminate, and any outstanding Warrants shall terminate and be forfeited; provided, however, that holders of Warrants may exercise any Warrants that are otherwise exercisable immediately prior to the effective date of the dissolution, liquidation, consolidation or merger.

         Notwithstanding the foregoing, the Board may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Warrants theretofore granted or the substitution by such corporation for such Warrants of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuation of the Plan by such successor corporation in which event the Plan and the Warrants shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares in lieu of and in complete satisfaction of such Warrants.

         2.9 Amendment, Suspension and Termination of Plan. The Board may suspend or terminate the Plan, or any portion thereof, at any time and may amend it from time to time in such respects as the Board may deem advisable in order that any Warrants thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Independent Directors to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective without stockholder approval to the extent required by law, or any agreement or the rules of any stock exchange upon which Listing was obtained which shall: (a) except as provided in Section 2.8, materially increase the number of Shares which may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; (c) materially increase the benefits accruing to Independent Directors under the Plan; or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall: (x) impair the rights of Independent Directors affected thereby; or (y) make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3 of the Exchange Act of 1934, as amended ("Rule 16b-3").

         2.10 Tax Withholding. The Company shall have the power to withhold, or require an Independent Director to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Company with respect to any amount payable and/or Shares issuable under the Plan.

         2.11 Listing, Registration and Legal Compliance. Each Warrant shall be subject to the requirement that if at any time counsel to the Company shall determine that Listing or registration or qualification of any Shares upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise, with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the award of such Warrant or the issue, delivery or purchase of Shares or other property thereunder, no such Warrant may be exercised unless such Listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Company, and the holder of the award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise


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cooperate with the Company in effecting or obtaining such Listing, registration, qualification, consent, approval or other action. The Company may at any time impose any limitations upon the exercise, delivery or payment of any Warrant which, in the opinion of the Board, are necessary or desirable in order to cause the Plan or any other plan of the Company to comply with Rule 16b-3. If the Company, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Warrants may be exercised, the Board may, without the holders' consent, so reduce such period on not less than 15 days written notice to the holders thereof.

                                  ARTICLE III
                                 MISCELLANEOUS

         3.1 Notices to Warrant Holders. Upon any adjustment to the Exercise Price pursuant to Section 2.8 hereof, the Company, within 30 calendar days thereafter, shall cause to be given to the registered holders of outstanding Warrants at their respective addresses appearing on the Warrant register written notice of the adjustments by first-class mail, postage prepaid.

         3.2 Supplements and Amendments. The Company may from time to time supplement or amend this Plan without the consent or concurrence of or notice to any holders of Warrants in order to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to correct any defective provision, clerical omission, mistake or manifest error herein contained, or to make any other provision with respect to matters or questions arising under this Plan; provided, that such action shall not materially adversely affect the interests of the holders of the Warrants. Other amendments to this Plan may be approved by a vote of shareholders of the Company owning a majority of the outstanding Shares.

         3.3 Governing Law. This Plan shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be governed by, construed and enforced in accordance with the laws of said State.

         3.4 Benefits of This Plan. Nothing in this Plan shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Plan. This Plan shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrants.


         IN WITNESS WHEREOF, this Independent Director Warrant Plan has been adopted by the Board of Directors and the sole shareholder of the Company effective as of May 15, 2002.




                                       By:
                                           ----------------------------
                                           Evan H. Zucker, President


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